                                                                   EXHIBIT 10.56

                                 Amendment No.3
                               Purchase Agreement

This Amendment No. 3 ("the Amendment") to the Purchase Agreement (the "Agreement") dated January 25, 2000 by and among Brocade Communications Systems, Inc., a corporation organized under the laws of the State of Delaware, U.S.A., and having its principal place of business at 1745 Technology Drive, San Jose, California 95110 ("Brocade-US"), and Brocade Communications Switzerland SarL., a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, Case Postale 105 CH-1215 Geneva 15, Switzerland ("Brocade-Switzerland"), (collectively "SUPPLIER") and EMC Corporation, ("EMC"), a Massachusetts corporation, is made this 30 day of July 2003 by and between SUPPLIER and EMC and commences on the date accepted and executed by SUPPLIER ("Effective Date"). While [*] may [*]of its obligations under this Agreement [*] Brocade-US and Brocade-Switzerland shall [*] to EMC for the [*] under this Agreement.

WHEREAS, the parties wish to amend the Agreement so as to incorporate the Exhibit M (EMC/Brocade Order Fulfillment).

NOW THEREFORE, IN CONSIDERATION OF THE ABOVE AND THE OTHER RESPECTIVE PROMISES OF THE PARTIES SET FORTH HEREIN, THE PARTIES HERETO AGREE AS FOLLOWS:

1) Exhibit M, (EMC/Brocade Order Fulfillment ) is hereby incorporated into the Agreement in its entirety by this Amendment No. 3 to the Agreement.

2) All Other terms and conditions of the Agreement shall remain unchanged.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


                            EMC/BROCADE CONFIDENTIAL

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to OEM Purchase and License Agreement by their duly authorized representatives. Such execution of the Amendment may be in three counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

Executed and agreed to:                    Executed and agreed to:


BROCADE COMMUNICATIONS SYSTEMS, INC.       EMC CORPORATION (EMC)
(Brocade "SUPPLIER")

By: /s/ JACK CUTHBERT                      By: /s/ WILLIAM MONAGLE
    ---------------------------------          ---------------------------------
Name: Jack Cuthbert                        Name: William Monagle
      -------------------------------            -------------------------------
Title: VP Worldwide Sales                 Title: Vice President Corporate
       ------------------------------            Procurement
                                                 -------------------------------

Date: 09/02/03                             Date: 08/21/03
      -------------------------------            -------------------------------


BROCADE COMMUNICATIONS SWITZERLAND SARL.

(Brocade "Supplier")

By: /s/ KEVIN MCKENNA
    ---------------------------------

Print Name:  Kevin McKenna

Title: EMEA Finance Controller

Place: Geneva, Switzerland
Date: 08/28/03
      --------------

                            EMC/BROCADE CONFIDENTIAL

EMC - BROCADE: 08-14-03

                                    EXHIBIT M
                          EMC/BROCADE Order Fulfillment


The following Order Fulfillment model is applicable for [*] Products including but not limited to the [*]. See appendix 1 to this Exhibit for Product list. This Order Fulfillment model Exhibit M provides terms and conditions for EMC's [*] to issue Purchase Orders for pull model fulfillment. All other Purchase Orders are pursuant to the Terms and Conditions of the EMC-Brocade Purchase Agreement (dated January 25, 2000 here after referenced as "Agreement").

1.0 PROGRAM SCOPE.

Brocade will hold [*] of Finished Goods Inventory (FGI), which is determined based upon EMC's forecast and the [*] call consensus plan. Such FGI inventory will be stored at [*]. In addition, Brocade will maintain [*] of [*] at [*] site. Replenishment lead-time for inventory levels beyond the designated supply above will be [*].

2.0 PLANNING.

Support for demand flexibility and mitigation of liability will be managed through the [*] collaborative planning sessions held between Brocade and EMC personnel pursuant to 1.0 Program Scope above. The [*] will be held on the [*] to review the forecasts (site and corporate) and inventory levels. Consensus between EMC and Brocade will be reached regarding the appropriate level of FGI to be held [*]. These [*] provide the opportunity for [*] or [*] and [*] to be [*] relative to the [*] established above in Section 1. Program Scope.

[*] will provide the following [*] each [*] in a [*] incremental format: [*] for the next [*] for the next [*], and [*] and any [*] that will impact inventory levels.

In the event [*] does not provide a [*] for either [*] or [*] use (material requirement), [*] will assume that [*] does not require any [*] to be [*] If there is failure to provide a [*] and/or to [*] for a period of [*], this program (Exhibit M) may be terminated by [*] providing [*] of Exhibit M termination to [*]

3. ORDERING:

EMC shall issue quarterly blanket Purchase Orders to Brocade for Products to be delivered in accordance with this Exhibit M. The Blanket Purchase Order will be issued in keeping with [*] lead time to the start of the next calendar quarter.


The blanket purchase order shall include a heading that reads, "This Blanket Purchase Order is issued in accordance with the EMC-Brocade Purchase Agreement, Exhibit M, EMC-Brocade Order Fulfillment Program."

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

EMC - BROCADE: 08-14-03

This blanket order does not commit EMC to [*].

The blanket order may be modified from time to time during the quarter. [*] will be made by EMC via email on the same day [*].

Brocade will replenish the [*] to the [*] facility as required [*] pursuant to the site forecast. Brocade will [*] on an as required basis as mutually agreed upon between the parties.

4. SHIPMENTS:

Shipments from Brocade manufacturer shall occur no later than [*] from [*] of the [*]. Brocade shall use [*] efforts to achieve a [*] turnaround however; failure to achieve turn around within [*] shall not be considered a breach of the Agreement.

Shipping terms (excluding title transfer) shall be [*] or, [*].

5. INVOICING AND TITLE TRANSFER:

Brocade shall invoice and title shall transfer upon Brocade's [*] EMC.

6. [*] FACILITY:

EMC shall [*] for the Products to [*] and shall [*] to Brocade. Brocade shall provide EMC no less than [*].

7. PRODUCT WITHDRAWALS:

Once a Product Withdrawal notice (Section 15.0 Product Withdrawals) has been provided to EMC, the fulfillment program for the Product will convert to a discrete Order fulfillment methodology [*] after EMC's receipt of the written notice. The discrete orders shall be fulfilled pursuant to the Agreement.

8. TERM AND TERMINATION:

Exhibit M shall be coterminous with the Agreement unless otherwise terminated by either party.

If either party fails to comply with the material terms and conditions of this Program pursuant to Exhibit M, a written warning shall commence a cure period of thirty- (30) Days and the parties shall meet to discuss the fulfillment model requirements. In the event either party fails to make progress within the thirty- (30) Day cure period, a termination notice will follow. Such termination shall only apply to Exhibit M.

********************************************************************************

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL

EMC-BROCADE: 08-14-03
********************************************************************************

                            APPENDIX 1 - PRODUCT LIST

Model No.      EMC Part Number      Brocade Part No.      Description
---------      ---------------      ----------------      -----------------
[*]            [*]                  [*]                   8 Port FC Switch
[*]            [*]                  [*]                   16 Port FC Switch
[*]            [*]                  [*]                   32 Port FC Switch

********************************************************************************

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                            EMC/BROCADE CONFIDENTIAL